UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2017

Date of reporting period:  November 30, 2017

Item 1. Reports to Stockholders.

Rockefeller Equity Allocation Fund

Rockefeller Core Taxable Bond Fund

Rockefeller Intermediate Tax Exempt
National Bond Fund

Rockefeller Intermediate Tax Exempt
New York Bond Fund

Annual Report

November 30, 2017

Investment Adviser

Rockefeller & Co., Inc.
10 Rockefeller Plaza, Third Floor
New York, New York  10020

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLES	8

INVESTMENT HIGHLIGHTS	10

SCHEDULES OF INVESTMENTS	18

STATEMENTS OF ASSETS AND LIABILITIES	38

STATEMENTS OF OPERATIONS	40

STATEMENTS OF CHANGES IN NET ASSETS	42

FINANCIAL HIGHLIGHTS	46

NOTES TO FINANCIAL STATEMENTS	50

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM	62

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	63

NOTICE OF PRIVACY POLICY & PRACTICES	68

ADDITIONAL INFORMATION	69

Dear Shareholder:

The year 2017 evolved into a rewarding year for virtually every asset class. It was notable in that, for the first time since 2007, the global economy moved into a synchronized growth mode with every member country of the Organisation for Economic Co-operation and Development (“OECD”) experiencing positive gross domestic product (“GDP”) growth. Central banks, in general, remained quite accommodative as inflation in most developed regions continued below the 2% target. The combination of solid economic growth and subdued inflation allowed valuations to expand further.

The impressive post-U.S. election equity rally that started in November 2016 was initially driven by the U.S. reflation expectation, i.e., tax cuts and infrastructure spending under a Republican-controlled Congress and White House.  Ironically, the U.S. reflation story, with the exception of a friendlier regulatory environment, was stuck in a political paralysis for much of the year. This led to a decline in the U.S. dollar and interest rates at the longer end of the U.S. Treasuries for much of the year. However, the U.S. reflation story regained traction during the fourth quarter, as it became increasingly apparent that the Republican-controlled Congress was determined to pass a tax reform bill before year end. The tax reform may re-accelerate U.S. economic growth in 2018 and has the potential to finally cause the U.S. economy to reach the elusive 3% real GDP growth level for the full year.

The surprise in 2017 may have been the Eurozone and Japan, both of which have delivered above-average trend growth, and we believe the positive momentum is likely to continue into 2018. Their better-than-expected economic performance also led their currencies to appreciate against the U.S. dollar, which further lifted equity returns in U.S. dollar terms. Interestingly, in spite of the solid economic growth, their respective central banks – the European Central Bank and the Bank of Japan – have continued to maintain the quantitative easing programs, albeit the scope of asset purchases have been scaled back.

Another unexpected development was the exceedingly low volatility in both equity and fixed income markets in 2017. Various market volatility indicators hit multi-decade lows, which may be a reflection of the steady macroeconomic environment as well as higher investor complacency.

In summary, we believe 2018 is likely to be another year of synchronized global growth, which should be supportive to corporate earnings and the equity bull market. However, if inflation starts to experience more upward pressure, central banks may need to quicken their pace of policy normalization. In that scenario, fixed income markets could become more challenging, and volatility for both stocks and bonds may move higher from 2017’s unusually tame levels. Risks associated with protectionist trade policies as well as geopolitical flashpoints may also impact markets in the upcoming year.

Global Economy

The timing of the Trump tax reform is unusual in that it would be implemented with the U.S. economic expansion moving into the 9th year, and with the economy close to full employment. This is unprecedented, as prior major tax cuts were enacted either during or shortly after an economic recession. As such, the Trump tax reform could potentially create a sugar high for the U.S. economy in 2018 and drive the Federal Reserve to be more aggressive in normalizing the monetary policy later in the year.

Outside the U.S., the macro environment appears likely to remain positive. The Brexit negotiation has finally made some progress, and odds of a “soft” Brexit are on the rise, which should be good for the United Kingdom and the European Union. After a year of strong growth in 2017, the Chinese government has signaled its intention to reign in the rapid leverage growth of recent years. We believe this should create a foundation for their future economic growth, albeit the trade-off is likely a slower pace of growth in 2018.

In short, we believe the synchronized global economic growth environment is likely to persist in 2018.

Federal Reserve Policy and the Bond Market:

Underlying economic activity in the U.S. economy remains solid and has shifted up a gear in the second half of 2017 relative to a year ago, as evidenced by the last two quarters recording consecutive 3%+ GDP growth, the best back-to-back quarters since 2014. Consumer spending and equipment investment provided much of the gain, but at the same time real disposable income and corporate profit growth have also improved. Meanwhile, monthly employment growth has averaged approximately 173,000 year-to-date in 2017. With such strong gains in employment, the 4.1% unemployment rate currently sits at a 16-year low. Even with broad labor market strength, wage appreciation has been restrained by lackluster productivity growth. Despite starting the year strong, both headline and core inflation moved sharply lower in March and have struggled to turn around since. However, we have seen some emergence of inflationary pressures and expect inflation to rise in 2018. While growth and inflation data has diverged, the Federal Open Market Committee (“FOMC”) continued to embark upon a slow, but steady series of Federal Funds rate hikes and began reducing its balance sheet in October. The FOMC increased its Federal Funds rate by 25 basis points in December to 1.25% – 1.50%, delivering on its forecast of three hikes through 2017. However, the path of future monetary policy changes remains uncertain.

Short-term interest rates depend almost entirely on the Federal Reserve, or more precisely on expectations for the Federal Funds rate. Long-term yields also depend on the Federal Reserve, but the relationship is more complicated. Federal Funds expectations matter, but so does the Federal Reserve’s tolerance for economic growth and inflation. This is one of the explanations for the significant yield-curve flattening we have experienced over the trailing 12-month period ended November 30, 2017, which has seen 2-year yields rise 67 basis points and 30-year yields decline 21 basis points, leaving the differential between the two near a cyclical low of 104 basis points. While we believe short-term interest rates will continue to rise over the next twelve-months, predicting the direction of longer-term interest rates is much more challenging. The Federal Reserve has managed to thread the needle extremely well thus far through the current cycle; however, we will be monitoring how the new Federal Reserve Chairman Jerome Powell navigates what is likely to be a challenging environment.

Rockefeller Core Taxable Bond Fund:

For the fiscal year ended November 30, 2017, the Institutional Class shares of the Rockefeller Core Taxable Bond Fund (the “Fund”) had a return of +2.85% (net), underperforming the Bloomberg Barclays Aggregate Bond Index benchmark, which returned +3.21%. Detracting from relative performance was the Fund’s defensive positioning towards a rise in interest rates. Excess yield available in corporate and taxable municipal bonds helped offset the defensive duration positioning while a “barbelled” maturity structure of both short and long-term maturities was also a positive contributor as the yield curve flattened over the period.

Rockefeller Intermediate Tax Exempt National Bond Fund:

For the fiscal year ended November 30, 2017, the Institutional Class shares of the Rockefeller Intermediate Tax Exempt National Bond Fund (the “Fund”) had a return of 2.43% (net), while the Bloomberg Barclays 5-Year Municipal Bond Index returned 3.18%.

The Fund’s higher credit quality hurt relative performance versus the benchmark as lower credit quality outperformed during the period.  Favorable positioning of the Fund toward a “flattening” of the yield curve, or a decrease in the extra yield available between short and long maturities, boosted relative returns modestly.

Rockefeller Intermediate Tax Exempt New York Bond Fund:

For the fiscal year ended November 30, 2017, the Institutional Class shares of the Rockefeller Intermediate Tax Exempt New York Bond Fund (the “Fund”) had a return of +2.35% (net), while the Bloomberg Barclays 5-Year Municipal Bond Index returned 3.18%.  The Fund’s higher credit quality hurt relative performance versus the benchmark as lower credit quality outperformed during the period.  Favorable positioning of the Fund toward a “flattening” of the yield curve, or a decrease in the extra yield available between short and long maturities, boosted relative returns modestly.

Rockefeller Equity Allocation Fund:

For the fiscal year ended November 30, 2017, the Institutional Class shares of the Rockefeller Equity Allocation Fund (the “Fund”) returned 26.54% (net), while the MSCI All Country World Index (Net Dividends) had a return of 24.64%. The Fund is invested in a blend of value and growth securities on a global basis, as well as preferred stocks and high yield securities. The Fund’s investment in preferred stocks and high yield securities were both negative contributors on a relative basis during the period. On a sector basis, Consumer Discretionary and Health Care were two major positive contributors to performance, while Utilities and Materials were detractors.

Looking Forward

We expect the synchronized global economic growth environment, the best since 2007, to continue in 2018, and believe the equity bull market is likely to remain intact as we do not see signs of an imminent recession. However, it will be difficult to match the strong equity returns attained in 2017, unless valuations continue to expand.

Fixed income markets may face greater challenges in 2018 as growth and inflation rates may increase faster than expected given the timing of the tax reform stimulus – it is highly unusual to have tax reform implemented at a time of near full employment. Changes at key positions at the Federal Reserve – the Chair, Vice-Chair, and the President of the New York Federal Reserve – could also usher in a period of policy and even philosophical transition.

Lastly, 2017’s historically low volatility in both equity and fixed income markets is not likely to persist indefinitely. At some point, volatility is likely to trend higher, and this could take place in 2018. Although it may take some getting used to, we believe a return to more normal levels of market volatility would be a healthy development, as it could create opportunities for astute investors.

Sincerely,

David P. Harris, CFA	Jimmy C. Chang, CFA
Chief Investment Officer	Chief Investment Strategist
Rockefeller & Co., Inc.	Rockefeller & Co., Inc.

Opinions expressed are those of Rockefeller & Co., Inc. and are subject to change, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a current prospectus.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds are susceptible to adverse economic, political, tax, or regulatory changes which may magnify other risks. Income from tax-exempt funds may become subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investing in the municipal securities market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic development. The Funds may invest in restricted securities or “private placement” transactions. Private placement securities are not registered under the Securities Act of 1933, as amended, and are subject to restrictions on resale. As such they are often both difficult to sell and to value. The Funds may invest in exchange traded funds (“ETFs”) which are subject to additional risks, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  The Rockefeller Intermediate Tax Exempt New York Bond Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund, specifically in the State of New York issues.  The Rockefeller Equity Allocation Fund is subject to small- and medium-capitalization company risks, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Rockefeller Equity Allocation Fund also invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. Master limited partnerships (“MLPs”) in which the Rockefeller Equity Allocation Fund may invest are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

Earnings growth is not representative of the Funds’ future performance.

The Bloomberg Barclays Aggregate Bond Index is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.

The Bloomberg Barclays 5-Year Municipal Bond Index is an index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index is the 5-year (4-6) component of the Barclays Municipal Bond Index.

The MSCI All Country World Index (Net Dividends) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

One cannot invest directly in an index.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Adviser will classify the security as nonrated.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

The Organisation for Economic Co-operation and Development is an intergovernmental economic organization with 35 member countries, founded in 1960 to stimulate economic progress and world trade.

Gross domestic product (“GDP”) for a country is a monetary measure of the value of all final goods and services produced by the country in a specified period.

The Rockefeller Funds are distributed by Quasar Distributors, LLC.

Rockefeller Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses.  These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/17 – 11/30/17).

Actual Expenses

The first line of each of the following tables provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Examples. The Examples include, but are not limited to, management fees, fund administration fees and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Rockefeller Funds
Expense Examples (Continued)
(Unaudited)

Rockefeller Equity Allocation Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/17	11/30/17	6/1/17 – 11/30/17*
Actual	$1,000.00	$1,100.70	$6.27
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.10	$6.02

*	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Rockefeller Core Taxable Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/17	11/30/17	6/1/17 – 11/30/17*
Actual	$1,000.00	$1,008.80	$3.27
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.81	$3.29

*	Expenses are equal to the Fund’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Rockefeller Intermediate Tax Exempt National Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/17	11/30/17	6/1/17 – 11/30/17*
Actual	$1,000.00	$ 997.40	$3.30
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.76	$3.35

*	Expenses are equal to the Fund’s annualized expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Rockefeller Intermediate Tax Exempt New York Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/17	11/30/17	6/1/17 – 11/30/17*
Actual	$1,000.00	$ 996.00	$4.25
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.81	$4.31

*	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Rockefeller Equity Allocation Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective of long-term total return from capital appreciation and income by investing its assets globally in a range of equity asset classes and, to a lesser extent, in fixed income securities, real estate and commodity linked equities (such as real estate investment trusts and master limited partnerships), and currencies. Rockefeller & Co., Inc. (the “Adviser”) will allocate the Fund’s assets across asset classes taking into consideration both the Adviser’s longer-term strategic outlook as well as tactical views as to potential near-term opportunities. The Adviser considers a number of factors when making allocation decisions, including relative attractiveness among equity market capitalizations and geographic regions, inflation risks and factors that influence commodity prices.

Allocation of
Portfolio Holdings*
as of November 30, 2017
(% of Investments)

*	For additional details on allocation of portfolio holdings by country, please see the Schedule of Investments.

Continued

Rockefeller Equity Allocation Fund
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns as of November 30, 2017

	Rockefeller	MSCI All Country
	Equity Allocation	World Index
	Fund	(Net Dividends)
1 Year	26.54%	24.64%
Since Inception (2/4/15)	9.38%	9.05%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The MSCI All Country World Index (Net Dividends) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Growth of $1,000,000 Investment

*	Inception Date

Rockefeller Core Taxable Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective to generate current income consistent with the preservation of capital by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in taxable fixed-income securities.  “Fixed-income securities” include corporate, government and municipal bonds, asset-backed and mortgage-backed securities, and other fixed-income instruments.  The Fund invests primarily in investment grade fixed-income securities.  Investment grade securities are fixed-income securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) or another nationally recognized statistical rating organization (“NRSRO”), or deemed by the Adviser to be of comparable quality.  The Adviser anticipates the Fund’s weighted average duration will be more than three years but less than ten years.

Allocation of Portfolio Holdings as of November 30, 2017
(% of Investments)

Average Annual Returns as of November 30, 2017

		Bloomberg
	Rockefeller	Barclays
	Core Taxable	Aggregate
	Bond Fund	Bond Index
1 Year	2.85%	3.21%
3 Year	2.04%	2.11%
Since Inception (12/26/13)	2.55%	3.12%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Continued

Rockefeller Core Taxable Bond Fund
Investment Highlights (Continued)
(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Bloomberg Barclays Aggregate Bond Index is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.  An index is unmanaged and cannot be invested in directly.

Growth of $1,000,000 Investment

*	Inception Date

Rockefeller Intermediate Tax Exempt National Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective to generate current income that is exempt from federal personal income tax consistent with the preservation of capital by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and other fixed-income securities that generate income exempt from regular federal income tax, including the federal alternative minimum tax (“AMT”).  The Fund may invest in all types of municipal bonds, including, but not limited to, general obligation bonds and industrial development bonds.  The Fund may also invest in asset-backed and mortgage-backed securities, other investment companies, ETFs and the obligations of other issuers that pay interest that is exempt from regular federal income taxes.  While the Fund will invest primarily in tax exempt securities, it is possible that up to 20% of the Fund’s total assets may be invested in securities that generate income that is not exempt from regular federal income tax, including the federal AMT.  The Fund invests primarily in investment grade municipal bonds and other types of fixed-income securities.  Investment grade securities are fixed-income securities rated in the top four ratings categories by independent rating organizations such as S&P and Moody’s or another NRSRO, or, if unrated, deemed by the Adviser to be of comparable quality.  While the Fund may invest in securities of any duration, the Adviser anticipates the weighted average duration of the Fund’s portfolio will be more than three years but less than ten years.

Allocation of Portfolio Holdings as of November 30, 2017
(% of Investments)

Average Annual Returns as of November 30, 2017

	Rockefeller	Bloomberg
	Intermediate Tax Exempt	Barclays 5-Year
	National Bond Fund	Municipal Bond Index
1 Year	2.43%	3.18%
3 Year	0.88%	1.45%
Since Inception (12/26/13)	1.42%	1.99%

Continued

Rockefeller Intermediate Tax Exempt National Bond Fund
Investment Highlights (Continued)
(Unaudited)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-369-6209.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Bloomberg Barclays 5-Year Municipal Bond Index is an index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index is the 5-Year (4-6) component of the Barclays Municipal Bond Index.  An index is unmanaged and cannot be invested in directly.

Growth of $1,000,000 Investment

*	Inception Date

Rockefeller Intermediate Tax Exempt New York Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective to generate current income that is exempt from federal, New York State and New York City personal income tax consistent with the preservation of capital by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and other fixed-income securities that generate income exempt from regular federal, New York State and New York City personal income tax, including the federal AMT.  The Fund may invest in all types of municipal bonds, including, but not limited to, general obligation bonds, industrial development bonds, and other obligations issued by the State of New York, its subdivisions, authorities, instrumentalities and corporations.  The Fund may also invest in asset-backed and mortgage-backed securities, other investment companies, ETFs and the obligations of other issuers that pay interest that is exempt from regular federal and New York State and New York City personal income tax.  While the Fund will invest primarily in tax exempt securities, it is possible that up to 20% of the Fund’s total assets may be invested in securities that generate income that is not exempt from regular federal income tax, New York State and New York City personal income tax, including the federal AMT.  The Fund invests primarily in investment grade fixed-income securities rated in the top four ratings categories by independent rating organizations such as S&P and Moody’s or another NRSRO, or deemed by the Adviser to be of comparable quality.  While the Fund may invest in securities of any duration, the Adviser anticipates the weighted average duration of the Fund’s portfolio will be more than three years but less than ten years.  The Fund is non-diversified.

Allocation of Portfolio Holdings as of November 30, 2017
(% of Investments)

Average Annual Returns as of November 30, 2017

	Rockefeller	Bloomberg
	Intermediate Tax Exempt	Barclays 5-Year
	New York Bond Fund	Municipal Bond Index
1 Year	2.35%	3.18%
3 Year	0.76%	1.45%
Since Inception (12/26/13)	1.19%	1.99%

Continued

Rockefeller Intermediate Tax Exempt New York Bond Fund
Investment Highlights (Continued)
(Unaudited)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Bloomberg Barclays 5-Year Municipal Bond Index is an index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index is the 5-Year (4-6) component of the Barclays Municipal Bond Index.  An index is unmanaged and cannot be invested in directly.

Growth of $1,000,000 Investment

*	Inception Date

Rockefeller Equity Allocation Fund

Schedule of Investments

November 30, 2017

	Shares	Value
Common Stocks – 93.78%

Aerospace & Defense – 1.77%
Safran SA (a)	18,839	$2,007,541
Triumph Group, Inc.	2,695	83,276
		2,090,817

Airlines – 3.38%
Southwest Airlines Co.	46,749	2,836,262
United Continental Holdings, Inc. (b)	16,037	1,015,463
Wizz Air Holdings PLC (a)(b)(c)	3,275	148,368
		4,000,093

Auto Components – 0.24%
Gentherm, Inc. (b)	4,822	173,592
Standard Motor Products, Inc.	2,313	104,571
		278,163

Automobiles – 1.09%
Hyundai Motor Co. (a)	8,501	1,290,203

Banks – 14.62%
ABN AMRO Group NV (a)(c)	42,383	1,256,208
Bank Rakyat Indonesia Persero Tbk PT (a)	4,221,500	1,001,849
BNP Paribas SA (a)	29,264	2,215,664
Comerica, Inc.	17,191	1,432,182
Grupo Financiero Banorte SAB de CV (a)	56,000	328,905
HDFC Bank Ltd. – ADR	1,296	125,842
ICICI Bank Ltd. – ADR	104,298	995,003
ING Groep NV (a)	104,708	1,892,096
JPMorgan Chase & Co.	21,990	2,298,395
Lloyds Banking Group PLC (a)	1,403,667	1,252,679
Swedbank AB (a)	76,080	1,819,431
The Siam Commercial Bank PLC (a)	15,100	70,676
Wells Fargo & Co.	46,114	2,604,057
		17,292,987

Biotechnology – 2.51%
Alnylam Pharmaceuticals, Inc. (b)	3,168	426,223
Biogen, Inc. (b)	3,571	1,150,470
Galapagos NV (a)(b)	5,782	507,223
Regeneron Pharmaceuticals, Inc. (b)	1,504	544,237
Spark Therapeutics, Inc. (b)	4,566	334,368
		2,962,521

Building Products – 1.63%
AAON, Inc.	4,157	151,523
Cie de Saint-Gobain (a)	27,778	1,583,242

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Building Products – 1.63% (Continued)
Simpson Manufacturing Co., Inc.	3,239	$194,243
		1,929,008

Commercial Services & Supplies – 0.34%
Healthcare Services Group, Inc.	5,930	307,945
Stericycle, Inc. (b)	1,327	87,993
		395,938

Construction & Engineering – 0.20%
Kinden Corp. (a)	13,700	234,147

Construction Materials – 2.51%
Cemex SAB de CV – ADR (a)	121,438	921,714
HeidelbergCement AG (a)	18,373	1,958,660
Semen Indonesia Persero Tbk PT (a)	134,200	93,263
		2,973,637

Consumer Finance – 2.19%
FirstCash, Inc.	3,102	209,075
ORIX Corp. (a)	46,100	798,642
SLM Corp. (b)	12,290	142,195
Synchrony Financial	40,054	1,437,538
		2,587,450

Diversified Financial Services – 0.21%
FactSet Research Systems, Inc.	1,265	252,848

Diversified Telecommunication Services – 2.64%
KT Corp. (a)	6,034	169,770
KT Corp. – ADR (a)	21,036	328,162
Nippon Telegraph & Telephone Corp. (a)	50,200	2,620,642
		3,118,574

Electric Utilities – 3.71%
Korea Electric Power Corp. (a)	65,346	2,262,142
The Kansai Electric Power Co., Inc. (a)	160,000	2,120,345
		4,382,487

Electrical Equipment – 0.98%
Mitsubishi Electric Corp. (a)	69,500	1,154,704

Electronic Equipment, Instruments & Components – 3.73%
Badger Meter, Inc.	3,430	159,152
IPG Photonics Corp. (b)	1,487	340,493
Kyocera Corp. (a)	26,500	1,872,725
Littelfuse, Inc.	1,461	296,437

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Electronic Equipment, Instruments & Components – 3.73% (Continued)
Samsung SDI Co. Ltd. (a)	7,646	$1,498,403
Trimble, Inc. (b)	5,727	240,477
		4,407,687

Energy Equipment & Services – 0.12%
Newpark Resources, Inc. (b)	15,753	139,414

Food & Staples Retailing – 1.35%
CVS Health Corp.	20,811	1,594,123

Gas Utilities – 0.68%
Infraestructura Energetica Nova SAB de CV (a)	24,000	131,223
Tokyo Gas Co. Ltd. (a)	28,800	677,859
		809,082

Health Care Equipment & Supplies – 4.01%
Abaxis, Inc.	1,904	92,801
ABIOMED, Inc. (b)	1,718	334,735
Becton Dickinson & Co.	4,904	1,119,142
Edwards Lifesciences Corp. (b)	2,220	260,184
Inogen, Inc. (b)	2,969	382,229
Insulet Corp. (b)	3,768	270,279
Integer Holdings Corp. (b)	3,230	156,494
Masimo Corp. (b)	2,914	258,880
Medtronic PLC (a)	16,734	1,374,363
Merit Medical Systems, Inc. (b)	7,569	328,873
Nuvectra Corp. (b)	1,786	15,895
ResMed, Inc.	1,698	145,009
		4,738,884

Health Care Providers & Services – 0.90%
Chemed Corp.	762	187,406
Quest Diagnostics, Inc.	8,944	880,627
		1,068,033

Health Care Technology – 1.73%
Cerner Corp. (b)	18,799	1,328,900
Medidata Solutions, Inc. (b)	3,165	210,916
Omnicell, Inc. (b)	4,659	244,132
Vocera Communications, Inc.	9,113	267,011
		2,050,959

Hotels, Restaurants & Leisure – 3.75%
Carnival Corp. (a)	3,327	218,384
Carnival PLC (a)	6,446	417,747
Compass Group PLC (a)	90,008	1,825,424

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Hotels, Restaurants & Leisure – 3.75% (Continued)
Royal Caribbean Cruises Ltd. (a)	15,964	$1,977,621
		4,439,176

Household Durables – 2.16%
Berkeley Group Holdings PLC (a)	16,355	844,373
Sony Corp. (a)	34,900	1,633,487
Sony Corp. – ADR	1,743	81,572
		2,559,432

Insurance – 3.22%
Prudential PLC (a)	91,920	2,310,656
Reinsurance Group of America, Inc.	9,063	1,468,659
Samsung Fire & Marine Insurance Co. Ltd. (a)	110	26,369
		3,805,684

Internet & Catalog Retail – 1.48%
Amazon.com, Inc. (b)	1,491	1,754,534

Internet & Direct Marketing Retail – 0.72%
Start Today Co. Ltd. (a)	28,000	856,734

Internet Software & Services – 8.20%
Alphabet, Inc. – Class C (b)	2,844	2,904,890
Baidu, Inc. – ADR (b)	6,415	1,530,491
Facebook, Inc. – Class A (b)	11,840	2,097,811
NAVER Corp. (a)	169	124,886
NIC, Inc.	6,032	100,131
Tencent Holdings Ltd. (a)	57,300	2,933,825
		9,692,034

IT Services – 1.79%
Visa, Inc. – Class A	18,830	2,120,070

Life Sciences Tools & Services – 0.77%
Illumina, Inc. (b)	3,932	904,478

Machinery – 2.86%
Amada Holdings Co. Ltd. (a)	96,800	1,294,201
Atlas Copco AB (a)	22,173	953,225
KION Group AG (a)	13,872	1,130,989
		3,378,415

Metals & Mining – 0.19%
Grupo Mexico SAB de CV (a)	69,800	218,369

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Multi-Utilities – 0.72%
WEC Energy Group, Inc.	12,276	$853,059

Oil, Gas & Consumable Fuels – 4.77%
BP PLC – ADR	50,543	2,025,258
Cabot Oil & Gas Corp.	22,461	650,246
ConocoPhillips	23,869	1,214,455
Exxon Mobil Corp.	1,646	137,095
Kinder Morgan, Inc.	70,395	1,212,906
Range Resources Corp.	1,599	28,814
Royal Dutch Shell PLC – Class A – ADR	1	64
Royal Dutch Shell PLC – Class B – ADR	5,654	372,825
		5,641,663

Pharmaceuticals – 3.27%
Aspen Pharmacare Holdings Ltd. (a)	3,751	83,667
Bristol-Myers Squibb Co.	2,617	165,368
Hanmi Pharm Co. Ltd. (a)	192	100,875
Novartis AG (a)	5,196	445,799
Novartis AG – ADR	18,193	1,560,959
Shire PLC – ADR	10,182	1,514,573
		3,871,241

Professional Services – 0.15%
Mistras Group, Inc. (b)	7,937	182,154

Real Estate Management & Development – 1.64%
Vonovia SE (a)	41,157	1,939,389

Semiconductors & Semiconductor Equipment – 0.44%
Microsemi Corp. (b)	5,418	286,341
Samsung Electronics Co. Ltd. (a)	97	228,286
		514,627

Software – 1.79%
Microsoft Corp.	22,403	1,885,661
PROS Holdings, Inc. (b)	9,334	234,190
		2,119,851

Specialty Retail – 1.84%
Foot Locker, Inc.	16,620	712,001
Ross Stores, Inc.	19,322	1,469,051
		2,181,052

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Technology Hardware, Storage & Peripherals – 0.66%
NCR Corp. (b)	23,605	$738,600
Stratasys Ltd. (a)(b)	2,160	47,045
		785,645

Textiles, Apparel & Luxury Goods – 2.65%
Carter’s, Inc.	2,085	225,847
Luxottica Group SpA (a)	19,158	1,112,597
NIKE, Inc. – Class B	15,433	932,462
Shenzhou International Group Holdings Ltd. (a)	96,000	866,565
		3,137,471

Water Utilities – 0.17%
American Water Works Co., Inc.	2,137	195,664
Total Common Stocks (Cost $87,002,921)		110,902,501

Mutual Funds – 3.86%
Federated Institutional High-Yield Bond Fund – Institutional Class	147,268	1,475,627
Nuveen Preferred Securities Fund – Class I	174,556	3,091,386
Total Mutual Funds (Cost $4,370,080)		4,567,013

Preferred Stocks – 0.79%
Automobiles – 0.41%
Hyundai Motor Co. (a)
3.87%	4,824	482,319

Banks – 0.22%
Bancolombia SA – ADR
3.20%	2,864	110,579
Itau Unibanco Holding SA – ADR
4.93%	12,030	150,977
		261,556

Insurance – 0.16%
Samsung Fire & Marine Insurance Co. Ltd. (a)
3.41%	1,147	189,717
Total Preferred Stocks (Cost $873,980)		933,592

Real Estate Investment Trusts – 0.17%
Iron Mountain, Inc.	4,770	194,950
Total Real Estate Investment Trusts (Cost $148,527)		194,950

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
Money Market Funds – 1.56%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 0.974% (d)	1,847,146	$1,847,146
Total Money Market Funds (Cost $1,847,146)		1,847,146
Total Investments (Cost $94,242,654) – 100.16%		118,445,202
Liabilities in Excess of Other Assets – (0.16)%		(185,165)
Total Net Assets – 100.00%		$118,260,037

Percentages are stated as a percent of net assets.

(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933.
(d)	The rate shown represents the seven day yield at November 30, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments

November 30, 2017

	Principal
	Amount	Value
Corporate Bonds – 36.60%

Breweries – 1.95%
Anheuser-Busch InBev Finance, Inc.
2.650%, 02/01/2021	$1,474,000	$1,486,758

Diversified Banks – 17.08%
Bank of America Corp.
2.523% (3 Month LIBOR USD + 1.160%), 01/20/2023 (a)	2,244,000	2,289,659
BB&T Corp.
2.750%, 04/01/2022	2,348,000	2,364,875
Citigroup, Inc.
3.400%, 05/01/2026	2,197,000	2,205,278
Fifth Third Bank
2.150%, 08/20/2018	2,233,000	2,238,041
JPMorgan Chase & Co.
3.782% (3 Month LIBOR USD + 1.340%), 02/01/2028 (a)	1,799,000	1,852,629
Wachovia Corp.
5.750%, 02/01/2018	2,030,000	2,043,256
		12,993,738

Food Retail – 3.19%
The Kroger Co.
7.500%, 04/01/2031	1,852,000	2,423,861

Home Improvement Retail – 3.64%
The Home Depot, Inc.
5.875%, 12/16/2036	2,088,000	2,770,362

Homebuilding – 2.00%
NVR, Inc.
3.950%, 09/15/2022	1,451,000	1,518,399

Integrated Telecommunication Services – 3.07%
Verizon Communications, Inc.
5.250%, 03/16/2037	2,140,000	2,335,454

Investment Banking & Brokerage – 2.98%
Morgan Stanley
6.375%, 07/24/2042	1,657,000	2,266,134

Miscellaneous Intermediation – 2.69%
The Goldman Sachs Group, Inc.
3.500%, 01/23/2025	2,021,000	2,047,304
Total Corporate Bonds (Cost $27,311,934)		27,842,010

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Exchange Traded Funds – 18.30%
Vanguard Mortgage-Backed Securities ETF	264,901	$13,917,899
Total Exchange Traded Funds (Cost $14,079,124)		13,917,899

	Principal
	Amount

Municipal Bonds – 24.04%

California – 4.42%
Contra Costa Community College District
6.504%, 08/01/2034	$600,000	773,958
Metropolitan Water District of Southern California
6.538%, 07/01/2039	500,000	532,580
San Diego County Regional Airport Authority
6.628%, 07/01/2040	1,860,000	2,056,118
		3,362,656

Florida – 1.90%
County of Miami-Dade, FL Aviation Revenue
2.604%, 10/01/2025	1,500,000	1,446,660

Louisiana – 1.05%
New Orleans Aviation Board
2.227%, 01/01/2020	800,000	796,184

Nevada – 2.91%
Country of Clark, NV
6.750%, 07/01/2029	550,000	610,472
Las Vegas Valley Water District
5.650%, 03/01/2035	1,325,000	1,598,825
		2,209,297

New York – 10.27%
City of New York, NY
5.676%, 10/01/2034	430,000	458,027
County of Westchester, NY
5.000%, 06/01/2024	250,000	260,948
Metropolitan Transportation Authority
3.118%, 07/01/2025	1,500,000	1,529,790
7.336%, 11/15/2039	1,825,000	2,811,905
Nassau County Interim Finance Authority
1.976%, 11/15/2019	150,000	149,963
New York City Transitional Finance Authority
Future Tax Secured Revenue
3.530%, 08/01/2031	970,000	989,875
5.932%, 11/01/2036	225,000	247,703

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments (Continued)

November 30, 2017

	Principal
	Amount	Value

New York – 10.27% (Continued)
New York City Water & Sewer System
5.790%, 06/15/2041	$1,255,000	$1,364,925
		7,813,136

Texas – 2.83%
City of Fort Worth, TX
3.375%, 03/01/2027	1,300,000	1,314,963
Jasper Independent School District
4.000%, 02/15/2033	800,000	836,648
		2,151,611

Washington – 0.66%
County of Snohomish, WA
2.000%, 12/01/2018	500,000	501,025
Total Municipal Bonds (Cost $18,438,150)		18,280,569

U.S. Government Notes/Bonds – 19.65%
United States Treasury Inflation Indexed Bonds
1.125%, 01/15/2021	8,461,122	8,706,077
United States Treasury Note/Bond
1.250%, 04/30/2019	3,781,000	3,755,227
1.625%, 08/31/2022	1,930,000	1,886,085
2.500%, 02/15/2045	640,000	599,712
Total U.S. Government Notes/Bonds (Cost $15,053,367)		14,947,101

	Shares

Money Market Funds – 0.78%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 0.974% (b)	595,172	595,172
Total Money Market Funds (Cost $595,172)		595,172
Total Investments (Cost $75,477,747) – 99.37%		75,582,751
Other Assets in Excess of Liabilities – 0.63%		482,904
Total Net Assets – 100.00%		$76,065,655
Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at November 30, 2017.
(b)	The rate shown represents the seven day yield at November 30, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments

November 30, 2017

	Principal
	Amount	Value

Municipal Bonds – 98.68%

Alaska – 3.12%
Alaska Housing Finance Corp.
4.000%, 06/01/2018	$450,000	$455,981
5.000%, 12/01/2020	550,000	601,034
5.250%, 12/01/2021	1,155,000	1,155,000
State of Alaska, Sport Fishing Revenue Bonds
5.000%, 04/01/2022	695,000	745,568
		2,957,583

Arizona – 1.77%
Arizona Department of Transportation State Highway Fund Revenue
5.000%, 07/01/2031	200,000	204,294
Glendale Municipal Property Corp.
5.000%, 07/01/2027	1,000,000	1,002,810
Marana Municipal Property Corp.
5.000%, 07/01/2028	460,000	469,876
		1,676,980

Colorado – 0.63%
Denver City & County School District No. 1
5.000%, 12/01/2028	500,000	594,190

Connecticut – 0.89%
Connecticut State Health & Educational Facility Authority
5.000%, 07/01/2037 (a)	100,000	108,331
2.000%, 07/01/2042 (a)	310,000	299,500
State of Connecticut Special Tax Revenue
5.000%, 08/01/2020	400,000	431,880
		839,711

District of Columbia – 0.13%
District of Columbia
5.250%, 07/15/2045	120,000	122,820

Florida – 2.59%
County of Miami-Dade, FL Aviation Revenue
5.500%, 10/01/2019	500,000	533,615
Florida Housing Finance Corp.
2.250%, 01/01/2026	500,000	492,165
3.200%, 07/01/2030	975,000	995,182
Florida Water Pollution Control Financing Corp.
5.000%, 07/15/2018	420,000	429,673
		2,450,635

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2017

	Principal
	Amount	Value

Georgia – 0.82%
Athens-Clarke County, GA Unified Government
Water & Sewerage Revenue
5.625%, 01/01/2033	$750,000	$782,362

Hawaii – 0.22%
County of Hawaii, HI
5.000%, 07/15/2023	200,000	204,520

Indiana – 2.05%
Indiana Health Facility Financing Authority
1.350%, 11/01/2027 (a)	830,000	818,388
1.350%, 11/01/2027 (a)	1,145,000	1,128,982
		1,947,370

Maryland – 1.35%
Maryland Community Development Administration
1.400%, 07/01/2019	1,290,000	1,280,299

Massachusetts – 0.30%
Commonwealth of Massachusetts
5.500%, 10/01/2018	100,000	103,467
The Massachusetts Clean Water Trust
5.000%, 02/01/2019	170,000	176,824
		280,291

Michigan – 1.80%
Michigan State Hospital Finance Authority
5.000%, 11/15/2018	1,650,000	1,704,730

Minnesota – 2.96%
Minneapolis-St. Paul Metropolitan Airports Commission
5.000%, 01/01/2030	1,000,000	1,152,860
State of Minnesota
5.000%, 10/01/2027	1,325,000	1,651,162
		2,804,022

Nebraska – 2.32%
Nebraska Investment Finance Authority
2.900%, 09/01/2026	505,000	513,014
3.350%, 09/01/2028	1,000,000	1,025,800
University of Nebraska
4.500%, 07/01/2028	650,000	661,908
		2,200,722

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2017

	Principal
	Amount	Value

Nevada – 10.24%
Clark County School District
5.000%, 06/15/2020	$1,000,000	$1,082,170
5.000%, 06/15/2028	1,600,000	1,895,776
County of Clark Department of Aviation
5.000%, 07/01/2029	1,760,000	2,029,826
Las Vegas Valley Water District
5.000%, 06/01/2026	1,000,000	1,136,090
5.000%, 06/01/2030	700,000	838,467
5.000%, 06/01/2030	1,300,000	1,470,326
State of Nevada
5.000%, 12/01/2026	1,250,000	1,250,000
		9,702,655

New Hampshire – 0.56%
New Hampshire Health and Education Facilities Authority Act
5.000%, 04/01/2029	500,000	528,310

New Jersey – 0.26%
New Jersey Economic Development Authority
5.000%, 12/15/2017	250,000	250,300

New York – 27.07%
City of New York, NY
3.000%, 08/01/2018	100,000	101,149
6.000%, 10/15/2023	290,000	302,076
6.000%, 10/15/2023	200,000	208,080
5.125%, 12/01/2026	150,000	150,486
Metropolitan Transportation Authority
5.000%, 11/15/2029	1,000,000	1,136,590
5.000%, 11/15/2031	2,000,000	2,237,100
Monroe County Industrial Development Corp.
5.000%, 07/01/2022	275,000	313,607
New York City Transitional Finance Authority Building Aid Revenue
5.000%, 07/15/2029	1,500,000	1,760,040
New York City Transitional Finance Authority
Future Tax Secured Revenue
5.000%, 02/01/2029	1,000,000	1,123,360
New York City Water & Sewer System
5.000%, 06/15/2019	1,000,000	1,001,270
5.000%, 06/15/2026	1,400,000	1,554,098
5.000%, 06/15/2032	335,000	400,606
New York Local Government Assistance Corp.
5.000%, 04/01/2019	1,000,000	1,012,000

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2017

	Principal
	Amount	Value

New York – 27.07% (Continued)
New York State Dormitory Authority
5.000%, 03/15/2020	$925,000	$995,346
New York State Environmental Facilities Corp.
5.000%, 06/15/2018	315,000	321,395
5.000%, 06/15/2021	1,000,000	1,020,730
New York State Urban Development Corp.
5.000%, 03/15/2019	500,000	522,100
5.000%, 12/15/2023	190,000	190,230
5.000%, 12/15/2023	85,000	85,103
5.000%, 03/15/2029	2,500,000	2,865,900
Port Authority of New York & New Jersey
5.000%, 12/01/2017	1,000,000	1,000,000
5.000%, 05/01/2027	1,000,000	1,189,680
5.000%, 09/01/2028	500,000	590,345
5.000%, 12/01/2028	100,000	116,308
Sales Tax Asset Receivable Corp.
5.000%, 10/15/2026	1,010,000	1,211,293
5.000%, 10/15/2027	1,000,000	1,196,450
State of New York Mortgage Agency
2.750%, 10/01/2028	400,000	400,928
3.125%, 10/01/2032	1,000,000	1,001,890
Triborough Bridge & Tunnel Authority
5.000%, 11/15/2024	800,000	828,312
5.000%, 11/15/2030	675,000	814,313
		25,650,785

North Carolina – 0.70%
City of Charlotte, NC Airport Revenue
5.000%, 07/01/2025	560,000	661,500

Ohio – 9.28%
County of Butler, OH
5.500%, 11/01/2040	1,200,000	1,327,764
Ohio Higher Educational Facility Commission
5.000%, 01/01/2020	150,000	160,398
5.000%, 01/01/2026	500,000	564,270
5.000%, 01/01/2028	1,000,000	1,124,340
5.250%, 01/01/2029	1,450,000	1,454,335
5.250%, 01/01/2033	450,000	451,346
Ohio Housing Finance Agency
5.000%, 11/01/2019	600,000	638,544
Ohio Water Development Authority
5.000%, 12/01/2030	1,675,000	2,031,373

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2017

	Principal
	Amount	Value

Ohio – 9.28% (Continued)
Ohio Water Development Authority Water
Pollution Control Loan Fund
5.250%, 12/01/2019	$350,000	$374,871
State of Ohio
4.000%, 01/01/2019	250,000	256,530
5.000%, 01/01/2024	400,000	414,608
		8,798,379

Oregon – 0.11%
City of Portland, OR Sewer System Revenue
4.250%, 06/15/2019	100,000	101,592

Pennsylvania – 4.58%
Allegheny County Hospital Development Authority
5.000%, 05/15/2018	100,000	101,648
5.000%, 06/15/2018	315,000	321,143
5.000%, 09/01/2018	1,050,000	1,078,329
5.000%, 10/15/2018	250,000	257,830
City of Philadelphia, PA Water & Wastewater Revenue
5.250%, 01/01/2036	100,000	103,917
Pennsylvania Housing Finance Agency
2.375%, 10/01/2027	500,000	502,135
3.200%, 10/01/2031	710,000	710,398
Southeastern Pennsylvania Transportation Authority
5.000%, 03/01/2021	155,000	166,270
5.000%, 03/01/2021	520,000	558,407
5.000%, 03/01/2027	120,000	128,396
5.000%, 03/01/2027	380,000	408,067
		4,336,540

Tennessee – 4.15%
Tennessee Housing Development Agency
1.150%, 01/01/2019	825,000	821,081
1.350%, 01/01/2020	450,000	448,205
1.350%, 07/01/2020	1,600,000	1,580,352
Tennessee State School Bond Authority
5.000%, 05/01/2018	50,000	50,769
5.000%, 11/01/2018	1,000,000	1,033,570
		3,933,977

Texas – 12.12%
Arlington Higher Education Finance Corp.
5.000%, 08/15/2024	315,000	369,637

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2017

	Principal
	Amount	Value

Texas – 12.12% (Continued)
City of Dallas, TX Waterworks & Sewer System Revenue
4.000%, 10/01/2018	$200,000	$204,414
City of Garland, TX
5.000%, 02/15/2028	400,000	416,444
Dallas Area Rapid Transit
5.000%, 12/01/2033	150,000	155,436
5.250%, 12/01/2048	150,000	155,803
Dallas County Park Cities Municipal Utility District
4.000%, 08/01/2018	100,000	101,796
Dallas/Fort Worth International Airport
5.000%, 11/01/2028	1,000,000	1,090,860
Fort Bend, TX Independent School District
5.000%, 08/15/2028	500,000	604,095
Grapevine-Colleyville Independent School District
2.000%, 08/01/2036 (a)	1,000,000	1,013,240
La Joya Independent School District
5.000%, 02/15/2028	550,000	674,960
Lovejoy Independent School District
5.000%, 02/15/2027	980,000	1,163,848
North Texas Tollway Authority
5.750%, 01/01/2038	1,000,000	1,003,400
State of Texas
5.000%, 10/01/2018	1,000,000	1,030,080
Tarrant Regional Water District
5.000%, 03/01/2029	1,000,000	1,170,400
Texas State University System
5.000%, 03/15/2021	100,000	107,419
Tomball Independent School District
1.100%, 02/15/2043 (a)	2,250,000	2,224,890
		11,486,722

Virginia – 4.00%
Virginia College Building Authority
5.000%, 02/01/2019	1,225,000	1,231,983
Virginia Commonwealth Transportation Board
5.000%, 05/15/2019	300,000	314,532
5.000%, 05/15/2028	1,000,000	1,221,430
Virginia Housing Development Authority
2.490%, 01/01/2022	1,000,000	1,026,500
		3,794,445

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2017

	Principal
	Amount	Value

Washington – 2.00%
Central Puget Sound Regional Transit Authority
5.000%, 11/01/2030	$750,000	$903,540
City of Monroe, WA Water & Sewer Revenue
4.750%, 12/01/2031	100,000	110,404
State of Washington
5.000%, 02/01/2018	315,000	316,903
5.000%, 01/01/2023	100,000	100,281
5.000%, 08/01/2029	400,000	462,960
		1,894,088

Wisconsin – 2.66%
City of Madison, WI Water Utility Revenue
4.000%, 01/01/2026	800,000	837,016
State of Wisconsin
4.000%, 05/01/2020	100,000	103,314
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio
5.500%, 06/01/2025	225,000	229,640
Wisconsin Department of Transportation
4.000%, 07/01/2018	175,000	177,777
5.000%, 07/01/2028	1,000,000	1,172,520
		2,520,267
Total Municipal Bonds (Cost $93,756,406)		93,505,795

	Shares

Money Market Funds – 2.35%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 0.974% (b)	2,226,866	2,226,866
Total Money Market Funds (Cost $2,226,866)		2,226,866
Total Investments (Cost $95,983,272) – 101.03%		95,732,661
Liabilities in Excess of Other Assets – (1.03)%		(973,336)
Total Net Assets – 100.00%		$94,759,325

Percentages are stated as a percent of net assets.

(a)	Adjustable rate security; the rate is determined by a Remarketing Agreement.
(b)	The rate shown represents the seven day yield as of November 30, 2017.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments

November 30, 2017

	Principal
	Amount	Value

Municipal Bonds – 98.09%

New York – 91.06%
City of New York, NY
5.000%, 08/01/2018	$725,000	$742,806
6.000%, 10/15/2023	435,000	453,113
6.000%, 10/15/2023	305,000	317,322
County of Onondaga, NY
4.000%, 02/15/2018	50,000	50,273
5.000%, 05/01/2023	190,000	211,141
County of Orange, NY
5.000%, 03/01/2018	665,000	670,965
County of Westchester, NY
4.000%, 11/15/2018	1,000,000	1,026,380
4.000%, 07/01/2022	5,000	5,397
Erie County Fiscal Stability Authority
5.000%, 05/15/2023	510,000	551,830
Freeport Union Free School District
5.000%, 12/01/2019	220,000	234,828
Housing Development Corp.
1.900%, 05/01/2021	250,000	250,703
Metropolitan Transportation Authority
5.000%, 11/15/2025	500,000	588,310
5.000%, 11/15/2026	1,000,000	1,144,690
5.000%, 11/15/2030 (a)	460,000	487,858
5.000%, 11/15/2034 (a)	650,000	695,032
New York City Transitional Finance Authority Building Aid Revenue
5.000%, 07/15/2030	1,120,000	1,320,659
New York City Transitional Finance Authority
Future Tax Secured Revenue
3.000%, 11/01/2018	295,000	299,646
5.000%, 08/01/2019	175,000	184,725
5.000%, 05/01/2028	300,000	366,750
New York City Trust for Cultural Resources
5.000%, 04/01/2026	750,000	773,122
5.000%, 07/01/2031	620,000	722,009
New York City Water & Sewer System
4.000%, 06/15/2020	300,000	317,940
5.000%, 06/15/2021	200,000	204,158
5.000%, 06/15/2032	750,000	896,880
New York Local Government Assistance Corp.
5.000%, 04/01/2019	1,000,000	1,002,770
New York Power Authority
5.000%, 11/15/2022	175,000	201,481
New York State Bridge Authority
4.000%, 01/01/2019	100,000	102,688

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments (Continued)

November 30, 2017

	Principal
	Amount	Value

New York – 91.06% (Continued)
New York State Dormitory Authority
5.000%, 03/15/2018	$250,000	$252,690
4.000%, 02/15/2019	205,000	211,105
5.000%, 03/15/2019	700,000	730,940
5.000%, 07/01/2023	875,000	994,184
5.000%, 03/15/2025	200,000	231,550
5.000%, 03/15/2026	125,000	126,334
5.000%, 07/01/2027	750,000	870,277
4.750%, 12/15/2028	100,000	103,593
5.000%, 07/01/2029	500,000	560,700
5.000%, 10/01/2031	650,000	690,794
5.000%, 02/15/2035	585,000	627,921
5.000%, 03/15/2036	225,000	261,432
5.250%, 07/01/2048	625,000	639,419
New York State Environmental Facilities Corp.
5.000%, 05/15/2018	250,000	254,290
New York State Housing Finance Agency
1.100%, 05/01/2019	465,000	459,518
1.800%, 11/01/2020	100,000	100,624
2.900%, 11/01/2025	190,000	195,601
3.050%, 11/01/2027	1,000,000	1,014,340
New York State Thruway Authority
5.000%, 03/15/2018	300,000	303,228
5.000%, 01/01/2032	1,500,000	1,727,070
New York State Urban Development Corp.
5.000%, 12/15/2022	260,000	260,315
5.000%, 12/15/2022	590,000	590,714
5.000%, 03/15/2029	750,000	859,770
Port Authority of New York & New Jersey
5.000%, 10/15/2019	125,000	132,819
5.000%, 09/01/2028	750,000	885,517
5.000%, 11/15/2031	300,000	364,212
Riverhead Central School District
2.000%, 10/15/2018	750,000	754,815
Sales Tax Asset Receivable Corp.
5.000%, 10/15/2026	500,000	599,650
State of New York
5.000%, 02/15/2020	100,000	107,467
5.000%, 12/15/2030	1,000,000	1,128,020
State of New York Mortgage Agency
2.650%, 04/01/2029	500,000	493,075
Suffolk County Water Authority
5.000%, 06/01/2021	100,000	111,646

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments (Continued)

November 30, 2017

	Principal
	Amount	Value

New York – 91.06% (Continued)
Town of Southampton, NY
3.000%, 03/15/2018	$975,000	$979,943
Triborough Bridge & Tunnel Authority
5.000%, 11/15/2024	755,000	865,774
5.000%, 11/15/2029	425,000	515,499
Utility Debt Securitization Authority
5.000%, 12/15/2028	750,000	906,263
		33,734,585

Ohio – 2.00%
Ohio Higher Educational Facility Commission
5.000%, 01/01/2025	475,000	537,054
State of Ohio
5.000%, 01/01/2022	185,000	203,709
		740,763

Pennsylvania – 1.02%
Pennsylvania Turnpike Commission
5.000%, 12/01/2030	325,000	379,506

Tennessee – 1.07%
Tennessee Housing Development Agency
1.350%, 07/01/2020	400,000	395,088

Texas – 2.94%
Tomball Independent School District
1.100%, 02/15/2043 (a)	1,100,000	1,087,724
Total Municipal Bonds (Cost $36,513,564)		36,337,666

	Shares
Money Market Funds – 3.60%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 0.974% (b)	1,331,604	1,331,604
Total Money Market Funds (Cost $1,331,604)		1,331,604
Total Investments (Cost $37,845,168) – 101.69%		37,669,270
Liabilities in Excess of Other Assets – (1.69)%		(624,792)
Total Net Assets – 100.00%		$37,044,478

Percentages are stated as a percent of net assets.

(a)	Adjustable rate security; the rate is determined by a Remarketing Agreement.
(b)	The rate shown represents the seven day yield as of November 30, 2017.

The accompanying notes are an integral part of these financial statements.

Rockefeller Funds

Statements of Assets and Liabilities

Assets
Investments, at value (cost $94,242,654, $75,477,747, $95,983,272 and $37,845,168, respectively)
Dividends and interest receivable
Foreign currencies (cost $1,583, $—, $—, $—, respectively)
Receivable for capital shares sold
Receivable for investment securities sold
Other assets
Total Assets

Liabilities
Payable for investments purchased
Payable to custodian
Payable to adviser
Payable for fund shares redeemed
Payable to affiliates
Accrued expenses and other liabilities
Total Liabilities

Net Assets

Net Assets Consist of:
Paid-in capital
Accumulated net investment income
Accumulated net realized gain (loss) on investments
Net unrealized appreciation (depreciation) on:
Investments
Foreign currency
Net Assets

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, $0.001 par value)

Net asset value, redemption price and offering price per share

The accompanying notes are an integral part of these financial statements.

November 30, 2017

Rockefeller		Rockefeller	Rockefeller
Equity	Rockefeller	Intermediate	Intermediate
Allocation	Core Taxable	Tax Exempt	Tax Exempt
Fund	Bond Fund	National Bond Fund	New York Bond Fund

$118,445,202	$75,582,751	$95,732,661	$37,669,270
189,926	580,187	1,149,280	366,725
1,583	—	—	—
75,000	—	—	—
7,048,364	—	—	—
4,380	6,204	9,077	3,826
125,764,455	76,169,142	96,891,018	38,039,821

3,317,711	—	2,027,208	921,737
6,109	—	—	—
80,631	20,450	25,820	9,503
4,008,500	6,500	—	—
46,922	28,316	31,718	17,455
44,545	48,221	46,947	46,648
7,504,418	103,487	2,131,693	995,343

$118,260,037	$76,065,655	$94,759,325	$37,044,478

$93,753,848	$75,852,234	$94,825,496	$37,190,801
110,176	345,245	173,218	54,878
194,613	(236,828)	11,222	(25,303)

24,202,548	105,004	(250,611)	(175,898)
(1,148)	—	—	—
$118,260,037	$76,065,655	$94,759,325	$37,044,478

9,381,067	7,549,830	9,436,895	3,712,709

$12.61	$10.08	$10.04	$9.98
The accompanying notes are an integral part of these financial statements.

Rockefeller Funds

Statements of Operations

Investment Income
Dividend income
Interest income
Total Investment Income

Expenses
Management fees
Administration and accounting fees
Custody fees
Audit and tax fees
Pricing fees
Transfer agent fees & expenses
Legal fees
Federal & state registration fees
Chief Compliance Officer fees
Trustees’ fees
Reports to shareholders
Other expenses
Total expenses before recoupment or waivers
Expense waiver by Adviser (Note 4)
Net expenses

Net Investment Income

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments
Foreign currency
Change in net unrealized appreciation on:
Investments
Foreign currency

Net Realized and Unrealized Gain on Investments
Net Increase in Net Assets from Operations

(1)	Net of $142,110 and $2,020 withholding taxes and issuance fees, respectively.

The accompanying notes are an integral part of these financial statements.

For the Year Ended November 30, 2017

Rockefeller			Rockefeller	Rockefeller
Equity		Rockefeller	Intermediate	Intermediate
Allocation		Core Taxable	Tax Exempt	Tax Exempt
Fund		Bond Fund	National Bond Fund	New York Bond Fund

$2,082,516	(1)	$341,792	$—	$—
14,151		1,846,416	1,319,475	567,758
2,096,667		2,188,208	1,319,475	567,758

884,789		275,053	292,505	123,982
170,233		128,071	132,766	59,070
44,750		5,028	4,758	4,282
29,748		29,841	30,941	34,415
22,098		5,935	24,374	14,089
21,723		20,995	20,815	17,742
13,355		12,566	12,490	9,680
10,758		7,176	12,524	5,884
8,750		9,368	8,750	8,750
6,902		6,902	6,902	6,902
2,435		1,423	1,524	1,005
8,116		7,558	7,368	6,197
1,223,657		509,916	555,717	291,998
43,929		—	—	9,101
1,267,586		509,916	555,717	301,099

829,081		1,678,292	763,758	266,659

2,595,582		(228,779)	11,295	(25,303)
(31,145)		—	—	—

20,943,221		782,726	1,038,261	557,554
6,723		—	—	—

23,514,381		553,947	1,049,556	532,251
$24,343,462		$2,232,239	$1,813,314	$798,910

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
From Operations
Net investment income	$829,081	$721,569
Net realized gain (loss) from investments
and foreign currency translation	2,564,437	(1,524,953)
Net change in unrealized appreciation on investments
and foreign currency translation	20,949,944	3,230,583
Net increase in net assets from operations	24,343,462	2,427,199

From Distributions
Net investment income	(895,182)	(683,104)
Net decrease in net assets resulting
from distributions paid	(895,182)	(683,104)

From Capital Share Transactions
Proceeds from shares sold	18,045,830	30,967,181
Net asset value of shares issued
to distributions declared	290,114	238,875
Costs of shares redeemed	(14,136,332)	(9,052,884)
Net increase in net assets from
capital share transactions	4,199,612	22,153,172

Total Increase in Net Assets	27,647,892	23,897,267

Net Assets
Beginning of period	90,612,145	66,714,878
End of period	$118,260,037	$90,612,145

Accumulated Net Investment Income	$110,176	$69,581

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
From Operations
Net investment income	$1,678,292	$1,513,075
Net realized gain (loss) from investments	(228,779)	670,924
Net change in unrealized
appreciation (depreciation) on investments	782,726	(367,815)
Net increase in net assets from operations	2,232,239	1,816,184

From Distributions
Net investment income	(1,595,427)	(1,484,054)
Net realized gains	(676,565)	(1,310,830)
Net decrease in net assets resulting
from distributions paid	(2,271,992)	(2,794,884)

From Capital Share Transactions
Proceeds from shares sold	21,952,113	9,870,024
Net asset value of shares issued
to distributions declared	1,602,493	2,259,737
Costs of shares redeemed	(26,890,680)	(11,616,063)
Net increase (decrease) in net assets from
capital share transactions	(3,336,074)	513,698

Total Decrease in Net Assets	(3,375,827)	(465,002)

Net Assets
Beginning of period	79,441,482	79,906,484
End of period	$76,065,655	$79,441,482

Accumulated Net Investment Income	$345,245	$262,405

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
From Operations
Net investment income	$763,758	$598,451
Net realized gain from investments	11,295	522,892
Net change in unrealized
appreciation (depreciation) on investments	1,038,261	(1,730,920)
Net increase (decrease) in net assets from operations	1,813,314	(609,577)

From Distributions
Net investment income	(712,609)	(561,714)
Net realized gains	(522,902)	(76,684)
Net decrease in net assets resulting
from distributions paid	(1,235,511)	(638,398)

From Capital Share Transactions
Proceeds from shares sold	25,090,267	8,874,781
Net asset value of shares issued
to distributions declared	640,098	242,799
Costs of shares redeemed	(9,211,612)	(4,724,535)
Net increase in net assets from
capital share transactions	16,518,753	4,393,045

Total Increase in Net Assets	17,096,556	3,145,070

Net Assets
Beginning of period	77,662,769	74,517,699
End of period	$94,759,325	$77,662,769

Accumulated Net Investment Income	$173,218	$122,069

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
From Operations
Net investment income	$266,659	$213,278
Net realized gain (loss) from investments	(25,303)	423,407
Net change in unrealized appreciation (depreciation)
on investments	557,554	(1,037,293)
Net increase (decrease) in net assets from operations	798,910	(400,608)

From Distributions
Net investment income	(254,414)	(210,846)
Net realized gains	(423,412)	(97,297)
Net decrease in net assets resulting
from distributions paid	(677,826)	(308,143)

From Capital Share Transactions
Proceeds from shares sold	4,383,650	7,175,046
Net asset value of shares issued
to distributions declared	355,776	115,695
Costs of shares redeemed	(5,557,623)	(10,916,688)
Net decrease in net assets from
capital share transactions	(818,197)	(3,625,947)

Total Decrease in Net Assets	(697,113)	(4,334,698)

Net Assets
Beginning of period	37,741,591	42,076,289
End of period	$37,044,478	$37,741,591

Accumulated Net Investment Income	$54,878	$42,647

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period / Year

	Year	Year
	Ended	Ended	Period Ended
	November 30,	November 30,	November 30,
	2017	2016	2015(1)
Net Asset Value, Beginning of Period/Year	$10.05	$9.94	$10.00

Income from investment operations:
Net investment income(2)	0.09	0.09	0.05
Net realized and unrealized
gain (loss) on investments	2.57	0.10	(0.08)
Total from investment operations	2.66	0.19	(0.03)

Less distributions paid:
From net investment income	(0.10)	(0.08)	(0.03)
Total distributions paid	(0.10)	(0.08)	(0.03)
Net Asset Value, End of Period/Year	$12.61	$10.05	$9.94

Total Return(3)	26.54%	2.05%	(0.28)%

Supplemental Data and Ratios:
Net assets at end of period/year (000’s)	$118,260	$90,612	$66,715
Ratio of expenses to average net assets:
Before waiver, expense recoupment(4)	1.18%	1.24%	1.38%
After waiver, expense recoupment(4)	1.22%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before waiver, expense recoupment(4)	0.84%	0.97%	0.53%
After waiver, expense recoupment(4)	0.80%	0.96%	0.66%
Portfolio turnover rate(3)	35.98%	58.83%	56.96%

(1)	The Equity Allocation Fund commenced operations on February 4, 2015.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period / Year

	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014(1)
Net Asset Value,
Beginning of Period/Year	$10.08	$10.21	$10.30	$10.00

Income from
investment operations:
Net investment income(2)	0.21	0.19	0.13	0.11
Net realized and unrealized
gain (loss) on investments	0.08	0.04	(0.03)	0.27
Total from investment operations	0.29	0.23	0.10	0.38

Less distributions paid:
From net investment income	(0.20)	(0.19)	(0.12)	(0.08)
From net realized
gain on investments	(0.09)	(0.17)	(0.07)	—
Total distributions paid	(0.29)	(0.36)	(0.19)	(0.08)
Net Asset Value,
End of Period/Year	$10.08	$10.08	$10.21	$10.30

Total Return(3)	2.85%	2.32%	0.96%	3.87%

Supplemental Data and Ratios:
Net assets at end
of period/year (000’s)	$76,066	$79,441	$79,906	$74,684
Ratio of expenses to
average net assets:
Before waiver,
expense recoupment(4)	0.65%	0.66%	0.72%	0.95%
After waiver,
expense recoupment(4)	0.65%	0.66%	0.80%	0.85%
Ratio of net investment income
to average net assets:
Before waiver,
expense recoupment(4)	2.14%	1.89%	1.32%	1.11%
After waiver,
expense recoupment(4)	2.14%	1.89%	1.24%	1.21%
Portfolio turnover rate(3)	50.92%	49.78%	87.73%	124.55%

(1)	The Fund commenced operations on December 26, 2013.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period / Year

	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014(1)
Net Asset Value,
Beginning of Period/Year	$9.96	$10.11	$10.25	$10.00

Income from
investment operations:
Net investment income(2)	0.09	0.08	0.04	0.06
Net realized and unrealized
gain (loss) on investments	0.15	(0.15)	0.05	0.24
Total from investment operations	0.24	(0.07)	0.09	0.30

Less distributions paid:
From net investment income	(0.09)	(0.07)	(0.04)	(0.05)
From net realized
gain on investments	(0.07)	(0.01)	(0.19)	—
Total distributions paid	(0.16)	(0.08)	(0.23)	(0.05)
Net Asset Value,
End of Period/Year	$10.04	$9.96	$10.11	$10.25

Total Return(3)	2.43%	(0.74)%	0.99%	2.97%

Supplemental Data and Ratios:
Net assets at end
of period/year (000’s)	$94,759	$77,663	$74,518	$65,753
Ratio of expenses to
average net assets:
Before waiver,
expense recoupment(4)	0.66%	0.68%	0.75%	0.99%
After waiver,
expense recoupment(4)	0.66%	0.69%	0.85%	0.85%
Ratio of net investment income
to average net assets:
Before waiver,
expense recoupment(4)	0.91%	0.77%	0.55%	0.43%
After waiver,
expense recoupment(4)	0.91%	0.76%	0.45%	0.57%
Portfolio turnover rate(3)	37.63%	39.80%	42.61%	235.85%

(1)	The Fund commenced operations on December 26, 2013.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period / Year

	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014(1)
Net Asset Value,
Beginning of Period/Year	$9.94	$10.13	$10.20	$10.00

Income from
investment operations:
Net investment income(2)	0.07	0.05	0.04	0.05
Net realized and unrealized
gain (loss) on investments	0.16	(0.17)	0.07 (3)	0.19
Total from investment operations	0.23	(0.12)	0.11	0.24

Less distributions paid:
From net investment income	(0.07)	(0.05)	(0.04)	(0.04)
From net realized
gain on investments	(0.12)	(0.02)	(0.14)	—
Total distributions paid	(0.19)	(0.07)	(0.18)	(0.04)
Net Asset Value,
End of Period/Year	$9.98	$9.94	$10.13	$10.20

Total Return(3)	2.35%	(1.10)%	1.06%	2.44%

Supplemental Data and Ratios:
Net assets at end
of period/year (000’s)	$37,044	$37,742	$42,076	$38,768
Ratio of expenses to
average net assets:
Before waiver,
expense recoupment(4)	0.82%	0.77%	0.83%	1.09%
After waiver,
expense recoupment(4)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income
to average net assets:
Before waiver,
expense recoupment(4)	0.78%	0.62%	0.42%	0.32%
After waiver,
expense recoupment(4)	0.75%	0.54%	0.40%	0.56%
Portfolio turnover rate(3)	34.50%	59.79%	50.66%	215.11%

(1)	The Fund commenced operations on December 26, 2013.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Rockefeller Funds
Notes to Financial Statements
November 30, 2017

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Rockefeller Funds (the “Funds”) are comprised of the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, and Rockefeller Intermediate Tax Exempt National Bond Fund (each of which represents a distinct, diversified series with its own investment objective and policies within the Trust), and the Rockefeller Intermediate Tax Exempt New York Bond Fund (which represents a distinct, non-diversified series with its own investment objective and policies within the Trust). The investment objective of the Rockefeller Equity Allocation Fund is to seek long-term total return from capital appreciation and income. The investment objective of the Rockefeller Core Taxable Bond Fund is to generate current income consistent with the preservation of capital.  The investment objective of the Rockefeller Intermediate Tax Exempt National Bond Fund is to generate current income that is exempt from federal personal income tax consistent with the preservation of capital.  The investment objective of the Rockefeller Intermediate Tax Exempt New York Bond Fund is to generate current income that is exempt from federal, New York State and New York City personal income tax consistent with the preservation of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund commenced operations on December 26, 2013. The Rockefeller Equity Allocation Fund commenced operations on February 4, 2015.  Costs incurred by the Funds in connection with the organization, registration and initial public offering of shares were borne by the Adviser.

The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Company”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price on the exchange that the Funds generally consider to be the principal exchange on which the securities are traded.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2017

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency.  All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Fund securities, including common stocks, preferred stocks and exchange traded funds, listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day; or the latest sales price on the Composite Market.  “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and the over-the-counter markets as published by a pricing service (“Pricing Service”).

Debt securities including short-term debt instruments having a maturity of 60 days or less are valued at the mean provided by a Pricing Service.  Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained.  Quotations will be valued at the mean between the bid and the offer.  In the absence of available quotations, the securities will be priced at fair value in accordance with the procedures approved by the Board of Trustees.  Any discount or premium is accreted or amortized using the constant yield 2 method until maturity.  Constant Yield Amortization takes into account the income that is produced on a debt security.  This accretion/amortization type utilizes the discount rate used in computing the present value of all future principal and interest payments made by a debt instrument and produces an amount equal to the cost of the debt instrument.

Municipal bonds are priced by a Pricing Service.  The fair value of municipal bonds is generally evaluated in a manner similar to asset-backed securities.  A discounted cash flow methodology is employed using a benchmark yield and estimated cash flows for each bond, as well as an estimated discount for liquidity.  Additional inputs such as calls of bond principal by the issuer are considered in the estimate of fair value.  To the extent the inputs are based on observable inputs, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be generally categorized as Level 3.

U.S. government notes/bonds are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government notes/bonds are typically categorized in level 2 of the fair value hierarchy.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2017

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.  The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained by the Trust’s valuation committee.

The Funds have adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Funds to classify their securities based on a valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of November 30, 2017:

Rockefeller Equity Allocation Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equities:
Common Stock	$65,236,143	$45,666,358	$—	$110,902,501
Mutual Funds	4,567,013	—	—	4,567,013
Preferred Stock	451,273	482,319	—	933,592
Real Estate Investment Trusts	194,950	—	—	194,950
Total Equity Securities	70,449,379	46,148,677	—	116,598,056
Money Market Fund	1,847,146	—	—	1,847,146
Total Investments in Securities	$72,296,525	$46,148,677	$—	$118,445,202

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2017

Rockefeller Core Taxable Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Corporate Bonds	$—	$27,842,010	$—	$27,842,010
Municipal Bonds	—	18,280,569	—	18,280,569
U.S. Government Note/Bond	—	14,947,101	—	14,947,101
Total Fixed Income Securities	—	61,069,680	—	61,069,680
Exchange-Traded Funds	13,917,899	—	—	13,917,899
Money Market Fund	595,172	—	—	595,172
Total Investments in Securities	$14,513,071	$61,069,680	$—	$75,582,751

Rockefeller Intermediate Tax Exempt National Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Municipal Bonds	$—	$93,505,795	$—	$93,505,795
Total Fixed Income Securities	—	93,505,795	—	93,505,795
Money Market Funds	2,226,866	—	—	2,226,866
Total Investments in Securities	$2,226,866	$93,505,795	$—	$95,732,661

Rockefeller Intermediate Tax Exempt New York Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Municipal Bonds	$—	$36,337,666	$—	$36,337,666
Total Fixed Income Securities	—	36,337,666	—	36,337,666
Money Market Funds	1,331,604	—	—	1,331,604
Total Investments in Securities	$1,331,604	$36,337,666	$—	$37,669,270

Transfers between Levels are recognized as of the end of the financial reporting period.

			Rockefeller	Rockefeller
	Rockefeller	Rockefeller	Intermediate	Intermediate
	Equity	Core	Tax Exempt	Tax Exempt
	Allocation	Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Transfers into Level 1	$3,292,371	$—	$—	$—
Transfers out of Level 1	—	—	—	—
Net transfers in
and/or out of Level 1	$3,292,371	$—	$—	$—
Transfers into Level 2	$—	$—	$—	$—
Transfers out of Level 2	(3,292,371)	—	—	—
Net transfers in
and/or out of Level 2	$(3,292,371)	$—	$—	$—

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2017

Transfers into Level 1 and out of Level 2 resulted from foreign securities which were previously priced using a systemic fair valuation model (Level 2 securities) and then priced at November 30, 2017 using the last sale price (Level 1 securities).

The Funds held no Level 3 securities as of the year ended November 30, 2017.

The Funds did not invest in derivative securities or engage in hedging activities during the year ended November 30, 2017.

(b) Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c) Distributions to Shareholders

The Funds will distribute net investment income at least quarterly, and net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2017

(f) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on a high amortized cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Distributions received from the Funds’ investments in REITs are comprised of ordinary income, capital gains and return of capital, as applicable. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gain or ordinary income. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after the tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of a Fund. Changes to estimates will be recorded in the period they are known.  The distributions received from REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain on investments, respectively, on the Statement of Operations.  The distributions received that are classified as return of capital reduced the cost of investments on the Statement of Assets and Liabilities.

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended November 30, 2017 was as follows:

			Rockefeller	Rockefeller
	Rockefeller		Intermediate	Intermediate
	Equity	Rockefeller	Tax Exempt	Tax Exempt
	Allocation	Core Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Ordinary Income	$895,182	$1,760,346	$166,672	$151,636
Tax-Exempt Income	$—	$—	$702,824	$251,570
Long-Term Capital Gain	$—	$511,646	$366,015	$274,620

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2017

As of November 30, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

			Rockefeller	Rockefeller
	Rockefeller		Intermediate	Intermediate
	Equity	Rockefeller	Tax Exempt	Tax Exempt
	Allocation	Core Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Cost basis of investments for
federal income tax purposes	$95,943,847	$75,518,464	$95,983,272	$37,845,168
Gross tax unrealized appreciation	26,020,590	721,731	444,119	148,800
Gross tax unrealized depreciation	(3,520,383)	(657,444)	(694,730)	(324,698)
Net tax unrealized
appreciation (depreciation)	$22,500,207	$64,287	$(250,611)	$(175,898)
Undistributed ordinary income	1,558,793	345,245	—	—
Undistributed tax-exempt
ordinary income	—	—	173,218	54,878
Undistributed long-term gains	447,189	—	11,222	—
Total distributable earnings	$2,005,982	$345,245	$184,440	$54,878
Total other accumulated loss	$—	$(196,111)	$—	$(25,303)
Total accumulated gains (losses)	$24,506,189	$213,421	$(66,171)	$(146,323)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and Passive Foreign Investment Company adjustments.

At November 30, 2017, the Rockefeller Core Taxable Bond and Intermediate Tax Exempt New York Bond Funds had capital losses of $196,111 and $25,303, respectively, remaining which will be carried forward indefinitely to offset future realized capital gains. To the extent the Rockefeller Core Taxable Bond and Intermediate Tax Exempt New York Bond Funds realize future net capital gains, taxable distributions to their shareholders will be first offset by any unused capital loss carryovers from the year ended November 30, 2017.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2017, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

			Rockefeller	Rockefeller
	Rockefeller		Intermediate	Intermediate
	Equity	Rockefeller	Tax Exempt	Tax Exempt
	Allocation	Core Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Accumulated Undistributed Net
Investment Income/ (Loss)	$106,696	$(25)	$—	$(14)
Accumulated Net Realized
Gain/ (Loss)	$(106,696)	$25	$—	$14
Paid-In Capital	$—	$—	$—	$—

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2017

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of November 30, 2017.  Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in the fiscal year 2017.  At November 30, 2017, the tax years 2014, 2015, 2016, and 2017 remain open to examination for the Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund, and Rockefeller Intermediate Tax Exempt New York Bond Fund in the Funds’ major tax jurisdictions. At November 30, 2017 the tax years 2015, 2016, and 2017 remain open to examination for the Rockefeller Equity Allocation Fund in the Fund’s major tax jurisdiction.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.85%, 0.35%, 0.35% and 0.35% of the average daily net assets of the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund, respectively.

The Adviser has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses, through the expiration date listed below to the extent necessary to ensure that each Fund’s total annual operating expenses do not exceed each Fund’s Expense Limitation Cap, listed below, of the Fund’s average daily net assets.

	Expense
	Limitation Cap
	Institutional Class	Expiration Date
Rockefeller Equity Allocation Fund	1.25%	March 30, 2019
Rockefeller Core Taxable Bond Fund	0.85%	March 30, 2019
Rockefeller Intermediate Tax Exempt
National Bond Fund	0.85%	March 30, 2019
Rockefeller Intermediate Tax Exempt
New York Bond Fund	0.85%	March 30, 2019

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recover amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver and/or reimbursement; or (2) the Expense Limitation Cap in place at the time of recovery; provided, however, that the Adviser shall only be entitled to recover such amounts for a period of three years from the date such amount was waived or reimbursed. During the year ended November 30, 2017, the Adviser recouped previously waived expenses of:

		Rockefeller	Rockefeller
Rockefeller		Intermediate	Intermediate
Equity	Rockefeller	Tax Exempt	Tax Exempt
Allocation	Core Taxable	National	New York
Fund	Bond Fund	Bond Fund	Bond Fund
$43,929	$—	$—	$9,101

The Funds currently do not have any expenses eligible for recoupment.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2017

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses; and reviews the Funds’ expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  Fees and expenses incurred for the year ended November 30, 2017, and owed as of November 30, 2017, are as follows:

Administration and Accounting	Incurred	Owed
Rockefeller Equity Allocation Fund	$170,233	$28,687
Rockefeller Core Taxable Bond Fund	$128,071	$21,484
Rockefeller Intermediate Tax Exempt National Bond Fund	$132,766	$21,932
Rockefeller Intermediate Tax Exempt New York Bond Fund	$59,070	$9,984

Pricing	Incurred	Owed
Rockefeller Equity Allocation Fund	$22,098	$3,594
Rockefeller Core Taxable Bond Fund	$5,935	$938
Rockefeller Intermediate Tax Exempt National Bond Fund	$24,374	$3,914
Rockefeller Intermediate Tax Exempt New York Bond Fund	$14,089	$2,179

Transfer Agency	Incurred	Owed
Rockefeller Equity Allocation Fund	$21,723	$3,317
Rockefeller Core Taxable Bond Fund	$20,995	$3,063
Rockefeller Intermediate Tax Exempt National Bond Fund	$20,815	$3,165
Rockefeller Intermediate Tax Exempt New York Bond Fund	$17,742	$2,695

Custody	Incurred	Owed
Rockefeller Equity Allocation Fund	$44,750	$9,451
Rockefeller Core Taxable Bond Fund	$5,028	$831
Rockefeller Intermediate Tax Exempt National Bond Fund	$4,758	$821
Rockefeller Intermediate Tax Exempt New York Bond Fund	$4,282	$711

The Funds each have a line of credit with US Bank (see Note 8).

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2017

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended November 30, 2017, and owed as of November 30, 2017 are as follows:

CCO	Incurred	Owed
Rockefeller Equity Allocation Fund	$8,750	$1,873
Rockefeller Core Taxable Bond Fund	$9,368	$2,000
Rockefeller Intermediate Tax Exempt National Bond Fund	$8,750	$1,886
Rockefeller Intermediate Tax Exempt New York Bond Fund	$8,750	$1,886

(6)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Rockefeller Equity Allocation Fund
	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
Shares Sold	1,553,773	3,200,034
Shares Reinvested	25,906	24,955
Shares Redeemed	(1,213,628)	(924,805)
Net Increase	366,051	2,300,184

Rockefeller Core Taxable Bond Fund
	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
Shares Sold	2,193,796	963,707
Shares Reinvested	161,049	225,450
Shares Redeemed	(2,682,970)	(1,138,096)
Net Increase/(Decrease)	(328,125)	51,061

Rockefeller Intermediate Tax Exempt National Bond Fund
	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
Shares Sold	2,487,803	870,327
Shares Reinvested	64,418	23,848
Shares Redeemed	(916,129)	(462,263)
Net Increase	1,636,092	431,912

Rockefeller Intermediate Tax Exempt New York Bond Fund
	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
Shares Sold	436,475	703,780
Shares Reinvested	36,113	11,419
Shares Redeemed	(557,101)	(1,073,000)
Net Decrease	(84,513)	(357,801)

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2017

(7)	Investment Transactions

The aggregate securities transactions, excluding short-term investments, for the Funds for the year ended November 30, 2017, are listed below.

			U.S.	U.S.
			Government	Government
			Securities	Securities
	Purchases	Sales	Purchases	Sales
Rockefeller Equity
Allocation Fund	$42,182,931	$36,565,415	$—	$—
Rockefeller Core
Taxable Bond Fund	$29,682,757	$34,544,540	$8,746,816	$7,091,116
Rockefeller Intermediate Tax
Exempt National Bond Fund	$48,616,378	$30,704,465	$—	$—
Rockefeller Intermediate Tax
Exempt New York Bond Fund	$11,916,727	$13,280,461	$—	$—

(8)	Line of Credit

As of November 30, 2017, the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund, and Rockefeller Intermediate Tax Exempt New York Bond Fund each had lines of credit in the amount of $10,000,000, $8,000,000, $8,500,000, and $4,000,000, respectively, which all mature August 10, 2018.  These unsecured lines of credit are intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, US Bank.  Interest is accrued at 3.50% through December 14, 2016, 3.75% through March 15, 2017, 4.00% through June 14, 2017, and 4.25% thereafter.  The Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate New York Bond Fund did not utilize their lines of credit during the year ended November 30, 2017.

(9)	Subsequent Events

On December 21, 2017, the Trust filed a definitive proxy statement relating to a transaction that will result in a change of control of the Adviser. The Adviser’s parent company, Rockefeller Financial Services, Inc. (“RFS”) has entered into a merger agreement with entities currently controlled by Viking Global Investors LP (“Viking”), pursuant to which Rockefeller Capital Management L.P., a new holding company currently controlled by Viking, will acquire RFS and its subsidiaries, including the Adviser. This change of control will trigger an automatic termination of the existing investment advisory agreement between the Adviser and the Trust, on behalf of the Funds. Accordingly, at a special meeting of shareholders to be held on January 31, 2018, shareholders will be asked to vote on the approval of a new investment advisory agreement between the Adviser and the Trust, on behalf of the Funds, to enable the Adviser to continue to serve as the investment adviser to the Funds.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2017

On December 28, 2017, the Funds declared and paid distributions from ordinary income and long-term realized gains to shareholders of record as of December 27, 2017, as follows:

	Ordinary	Short-Term	Long-Term
	Income	Realized Gains	Realized Gains
Rockefeller Equity Allocation Fund	$1,608,126	$—	$447,274
Rockefeller Core Taxable Bond Fund	$500,577	$—	$—
Rockefeller Intermediate Tax Exempt
National Bond Fund	$263,167	$—	$11,296
Rockefeller Intermediate Tax Exempt
New York Bond Fund	$84,537	$—	$—

Other than the aforementioned events, the Funds have evaluated events and transactions that have occurred subsequent to November 30, 2017 and determined there were no subsequent events that would require recognition or disclosure within the financial statements.

Rockefeller Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of the Rockefeller Funds and the
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Rockefeller Funds, comprising Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund, Rockefeller Intermediate Tax Exempt New York Bond Fund, and Rockefeller Equity Allocation Fund (the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of November 30, 2017, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of November 30, 2017, the results of their operations, and the changes in their net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
January 26, 2018

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 17-18, 2017 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Rockefeller & Co., Inc., the Funds’ investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 14, 2017 (the “June 14, 2017 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and total annual fund operating expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2018.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the Funds’ operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Jimmy C. Chang, who serves as portfolio manager for each of the Funds, David P. Harris, portfolio manager for the Rockefeller Equity Allocation Fund and Andrew M. Kello, portfolio manager for the Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund, as well as other key

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Funds.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of the Rockefeller Equity Allocation Fund for the year-to-date and one-year periods ended April 30, 2017, and the performance of the Institutional Class shares of the Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund for the year-to-date, one-year and three-year periods ended April 30, 2017.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to benchmark indices (the MSCI All Country World Index for the Equity Allocation Fund, the Bloomberg Barclays Capital U.S. Aggregate Bond Index Net for the Core Taxable Bond Fund, and the Bloomberg Barclays Capital 5-Year Municipal Bond Index for each of the Intermediate Tax Exempt National Bond Fund and the Intermediate Tax Exempt New York Bond Fund), and in comparison to a peer group as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end allocation 85%+ equity funds for the Equity Allocation Fund, a peer group of U.S. open-end intermediate term bond funds for the Core Taxable Bond Fund, a peer group of U.S. open-end municipal national intermediate bond funds for the Intermediate Tax Exempt National Bond Fund and a peer group of U.S. open-end municipal New York intermediate bond funds for the Intermediate Tax Exempt New York Bond Fund) (each a “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of other separately managed account composites that were similar to the Rockefeller Core Taxable Bond Fund, the Rockefeller Intermediate Tax Exempt National Bond Fund and the Rockefeller Intermediate Tax Exempt New York Bond Fund in terms of investment strategies.  The Trustees noted that the Adviser does not manage any other accounts that utilize strategies similar to those employed for the Rockefeller Equity Allocation Fund.

The Trustees noted the performance of the Equity Allocation Fund’s Institutional Class shares for each of the year-to-date and one-year periods ended April 30, 2017 was above the Morningstar Peer Group median, and ranked in the top percentile among

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

the funds in the Morningstar Peer Group for the year-to-date period.  The Trustees further noted for the quarter ended March 31, 2017, the Equity Allocation Fund’s performance was above the MSCI All Country World Index Net, but lagged the Index for the one-year and since inception periods ended March 31, 2017.

The Trustees noted the performance of the Core Taxable Bond Fund’s Institutional Class shares for each of the year-to-date, one-year and three-year periods ended April 30, 2017 was below the Morningstar Peer Group median, and, for the year-to-date period ended April 30, 2017, ranked in the lowest percentile among the funds in the Morningstar Peer Group.  The Trustees further noted for the quarter, three-year and since inception periods ended March 31, 2017, the Core Taxable Bond Fund’s performance lagged the Bloomberg Barclays U.S. Capital Aggregate Bond Index, but that the Fund outperformed the Index for the one-year period ended March 31, 2017.  The Trustees noted the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed and the Adviser considered any performance dispersion immaterial.

The Trustees noted the performance of the Intermediate Tax Exempt National Bond Fund’s Institutional Class shares for each of the year-to-date, one-year and three-year periods ended April 30, 2017 fell below the Morningstar Peer Group median for each period, and, for the three-year period ended April 30, 2017, ranked in the lowest percentile among the funds in the Morningstar Peer Group.  The Trustees also noted that for the quarter, one-year, three-year and since inception periods ended March 31, 2017, the Intermediate Tax Exempt National Bond Fund’s performance was below the Bloomberg Barclays Capital 5-Year Municipal Bond Index.  The Trustees also observed that the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed and the Adviser considered any performance dispersion immaterial.

The Trustees noted the performance of the Intermediate Tax Exempt New York Bond Fund’s Institutional Class shares for the year-to-date, one-year and three-year periods ended April 30, 2017 fell below the Morningstar Peer Group median for each period, and ranked in the lowest percentile among the funds in the Morningstar Peer Group for the year-to-date and three-year periods.  The Trustees also noted that for the quarter, one-year, three-year and since inception periods ended March 31, 2017, the Intermediate Tax Exempt New York Bond Fund underperformed the Bloomberg Barclays Capital 5-Year Municipal Bond Index.  The Trustees also observed that the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed and the Adviser considered any performance dispersion immaterial.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group, and the Adviser’s separately-managed account strategies, as applicable, as well as the fee waivers, expense reimbursements and recoupments of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Funds’ operations following the Funds’ inception and had not fully recouped those subsidies with respect to the Equity Allocation Fund and the Intermediate Tax Exempt New York Bond Fund.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Funds’ brokerage practices.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 14, 2017 meeting and the August 17-18, 2017 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Equity Allocation Fund’s contractual management fee of 0.85% fell above the Morningstar Peer Group average of 0.59%.  The Trustees observed that the Equity Allocation Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.25% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.64%.

The Trustees noted that the Core Taxable Bond Fund’s contractual management fee of 0.35% fell below the Morningstar Peer Group average of 0.40%.  The Trustees observed that the Core Taxable Bond Fund was operating below its expense cap of 0.85%.  The Trustees noted the Core Taxable Bond Fund’s total expense ratio (net of fee waivers, expense reimbursements and recoupments) of 0.67% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.56%.  The Trustees also compared the fees paid by the Core Taxable Bond Fund to the fees paid by other separately-managed accounts of the Adviser.

The Trustees noted that the Intermediate Tax Exempt National Bond Fund’s contractual management fee of 0.35% was below the Morningstar Peer Group average of 0.41%.  The Trustees observed that the Intermediate Tax Exempt National Bond Fund was operating below its expense cap of 0.85%.  The Trustees noted the Intermediate Tax Exempt National Bond Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.68% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.55%.  The Trustees also compared the fees paid by the Intermediate Tax Exempt National Bond Fund to the fees paid by separately-managed accounts of the Adviser.

The Trustees noted that the Intermediate Tax Exempt New York Bond Fund’s contractual management fee of 0.35% was below the Morningstar Peer Group average of 0.44%.  The Trustees observed that the Intermediate Tax Exempt New

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

York Bond Fund’s total expense ratio (net of fee waivers, expense reimbursements and recoupments) of 0.85% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.68%.  The Trustees also compared the fees paid by the Intermediate Tax Exempt New York Bond Fund to the fees paid by separately-managed accounts of the Adviser.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of each Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2018 as being in the best interests of each Fund and its shareholders.

Rockefeller Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Rockefeller Funds
Additional Information

Tax Information (Unaudited)

For the period ended November 30, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Rockefeller Equity Allocation Fund	84.34%
Rockefeller Core Taxable Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt National Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt New York Bond Fund	0.00%

Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue code, the Funds designate the following amounts as foreign taxes paid for the period ended November 30, 2017. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Distribution Derived
	Creditable Foreign	Per Share	From Foreign
	Tax Credit Paid	Amount	Sourced Income
Rockefeller Equity Allocation	140,527	0.014979841	66.82%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended November 30, 2017 was as follows:

Rockefeller Equity Allocation Fund	32.30%
Rockefeller Core Taxable Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt National Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt New York Bond Fund	0.00%

For the period ended November 30, 2017, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds as follows:

Rockefeller Equity Allocation Fund	0.00%
Rockefeller Core Taxable Bond Fund	9.37%
Rockefeller Intermediate Tax Exempt National Bond Fund	94.13%
Rockefeller Intermediate Tax Exempt New York Bond Fund	98.12%

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 855-369-6209.

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	31	Professor,	Independent
615 E. Michigan St.		Term; Since		Department of	Trustee, USA
Milwaukee, WI 53202		August 22,		Accounting,	MUTUALS
Year of Birth: 1955		2001		Marquette University	(an open-end
				(2004–present);	investment
				Chair, Department	company with
				of Accounting,	three portfolios).
Marquette University
(2004-2017).

Gary A. Drska	Trustee	Indefinite	31	Pilot,	Independent
615 E. Michigan St.		Term; Since		Frontier/Midwest	Trustee, USA
Milwaukee, WI 53202		August 22,		Airlines, Inc.	MUTUALS
Year of Birth: 1956		2001		(airline company)	(an open-end
				(1986–present).	investment
company with
three portfolios).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Jonas B. Siegel	Trustee	Indefinite	31	Retired	Independent
615 E. Michigan St.		Term; Since		(2011–present);	Trustee, Gottex
Milwaukee, WI 53202		October 23,		Managing Director,	Trust (an open-
Year of Birth: 1943		2009		Chief Administrative	end investment
				Officer (“CAO”) and	company with
				Chief Compliance	one portfolio)
				Officer (“CCO”),	(2010–2016);
				Granite Capital	Independent
				International Group,	Manager,
				L.P. (an investment	Ramius IDF
				management firm)	fund complex
				(1994–2011).	(two closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee,
Gottex Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	31	President	Trustee,
615 E. Michigan St.	and	Term; Since		(2017–present);	Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,		Chief Operating	(an open-end
Year of Birth: 1962		2001		Officer (2016–	investment
				present); Executive	company with
				Vice President,	ten portfolios);
				U.S. Bancorp	Trustee, USA
				Fund Services,	MUTUALS
				LLC (1994–2017).	(an open-end
investment
company with
three portfolios).

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,		Services, LLC
Year of Birth: 1957	Executive	2013		(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,		Services, LLC
Year of Birth: 1974	and	2013		(2002–present).
Principal
Financial
and
Accounting
Officer

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Elizabeth B. Scalf	Chief	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	Compliance	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202	Officer,	Effective		Services, LLC
Year of Birth: 1985	Vice	July 1,		(February 2017–
	President	2017		present); Vice
	and			President
	Anti-Money			and Assistant CCO,
	Laundering			Heartland Advisors,
	Officer			Inc. (December 2016–
January 2017); Vice
President and CCO,
Heartland Group, Inc.
(May 2016–November
2016); Vice President,
CCO and Senior Legal
Counsel (May 2016–
November 2016),
Assistant CCO and
Senior Legal Counsel
(January 2016–
April 2016), Senior
Legal and Compliance
Counsel (2013–2015),
Legal and Compliance
Counsel (2011–2013),
Heartland Advisors, Inc.

Adam W. Smith	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President, U.S.
Milwaukee, WI 53202		May 29,		Bancorp Fund
Year of Birth: 1981		2015		Services, LLC
(2012–present).

Cullen O. Small	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		January 22,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 855-369-6209. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting records for the most recent 12-month period ended June 30 are available without charge, either upon request by calling the Funds toll free at 855-369-6209 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-369-6209 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

ROCKEFELLER FUNDS

Investment Adviser	Rockefeller & Co., Inc.
10 Rockefeller Plaza, Third Floor
New York, New York 10020

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the Registrant’s Form N-CSR filed on February 2, 2016.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2017	FYE 11/30/2016
Audit Fees	$105,800	$102,700
Audit-Related Fees	0	0
Tax Fees	$19,150	$18,600
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2017	FYE 11/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2017	FYE 11/30/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)          (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed on February 2, 2016.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)          Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title       /s/ John Buckel
John Buckel, President

Date    January 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    January 31, 2018

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date    January 31, 2018

* Print the name and title of each signing officer under his or her signature.